UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 21, 2005

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


  Delaware                       1-15062                      13-4099534
  --------                       -------                      ----------
 (State or Other         (Commission File Number)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to Existing Equity Plans

     On January 21, 2005, the Board of Directors of Time Warner Inc. (the "Company" or "Time Warner") adopted and approved amendments to three existing equity plans, including (i) the Time Warner Inc. 1988 Restricted Stock and Restricted Stock Unit Plan for Non-Employee Directors (formerly named the Time Warner Inc. 1988 Restricted Stock Plan for Non-Employee Directors), (ii) the Time Warner Inc. 1999 Stock Plan and (iii) the Time Warner Inc. 1999 Restricted Stock and Restricted Stock Unit Plan (formerly named the Time Warner Inc. 1999 Restricted Stock Plan). The primary purpose of the amendments was to permit the award of restricted stock units under each of these plans, in addition to the other types of stock-based awards already permitted under the plans. The amendments also eliminated deferral provisions under the plans to comply with
Section 409A of the Internal Revenue Code. Each of these equity plans was previously approved by the Company's stockholders and each plan, as approved by stockholders, already permitted the award of restricted stock. In reliance on guidance issued by the New York Stock Exchange in its "Frequently asked questions on Equity Compensation Plans," as revised January 11, 2005, we have concluded that the current amendment of these plans does not constitute a material revision to any of the plans requiring stockholder approval.

     The Time Warner Inc. 1988 Restricted Stock and Restricted Stock Unit Plan for Non-Employee Directors (the "Directors' Restricted Stock Plan") provides for the award of restricted stock and restricted stock units to directors who are not employed by the Company or any subsidiary. The Time Warner Inc. 1999 Stock Plan (the "1999 Stock Plan") provides for the award of stock options (non-qualified and incentive), purchase rights in connection with restricted stock, and restricted stock units to key employees, directors and consultants of the Company or its affiliates. The Time Warner Inc. 1999 Restricted Stock and Restricted Stock Unit Plan (the "1999 Restricted Stock Plan") provides for the grant of restricted stock and restricted stock units to key employees of the Company and its subsidiaries.

     A restricted stock unit represents the contingent obligation of Time Warner to deliver a share of its common stock to the holder of the restricted stock unit upon the completion of a vesting period. If the holder's employment or other relationship with the Company terminates prior to the vesting date, the restricted stock units may be affected in a variety of ways. The treatment of the holder's restricted stock units will depend on the reason for the termination, which could cause the restricted stock units to be forfeited, vested on a pro rata basis or have accelerated vesting. Restricted stock units are similar to restricted stock, but shares of common stock are not issued until restricted stock units vest. Accordingly, prior to the vesting date, the holder of restricted stock units will not own common stock and will not have voting rights. Under the terms of the customary agreements, if the Company awards a dividend on its common stock prior to the vesting date of a restricted stock unit, the holder of the restricted stock unit would be entitled to receive a dividend equivalent.

     The foregoing descriptions of the Directors' Restricted Stock Plan, the 1999 Stock Plan and the 1999 Restricted Stock Plan (collectively, the "Plans") are qualified in their entirety by reference to the provisions of each of the Plans, which are attached as Exhibits 10.1, 10.4 and 10.8 to this Current Report on Form 8-K.

Forms of  Award Agreements and Notices

     The Company may grant various equity awards to its directors and executive officers under the Plans or other existing equity plans of the Company. Forms of award agreements and award notices applicable to the Company's directors and executive officers are attached as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference.

     The customary vesting schedule for awards to executive officers of stock options is vesting in four equal annual installments on the anniversary of the grant date, subject to earlier vesting upon the occurrence of certain events. The customary vesting schedule for awards to executive officers of restricted stock and restricted stock units is vesting in two equal installments, with one-half of an award vesting on the third anniversary of the grant date and the remaining one-half of the award vesting on the fourth anniversary of the grant date, subject to earlier vesting upon the occurrence of certain events. For awards to non-employee directors, the customary vesting schedule for awards of stock options, restricted stock and restricted stock units is vesting over a four-year period, with earlier vesting upon the occurrence of certain events.

Changes to Director Compensation Program

     As part of its regular biennial review of director compensation, on January 21, 2005, the Board of Directors of the Company approved changes to the annual compensation that is paid to the Company's non-employee directors. These changes are designed to comply with the guidelines set forth in the Company's Corporate Governance Policy, which provide that non-employee director compensation should be largely equity-based and set at approximately the 75th percentile of the Company's peer group. Consistent with these criteria and following consultation with an outside compensation advisor, the Board approved a total annual director compensation package consisting of (i) a cash retainer of $100,000, (ii) options to purchase 8,000 shares of Time Warner common stock, as provided in the 1999 Stock Plan, and (iii) an award of restricted stock units valued at $75,000 under the Directors' Restricted Stock Plan. The new annual director compensation package will take effect in connection with the Company's 2005 annual meeting of stockholders. To provide for greater consistency in the compensation of non-employee directors, the Board also addressed the compensation for directors who join the Board of Directors at a time other than in connection with an annual meeting of stockholders. In general, for directors who join the Board less than six months prior to the Company's next annual meeting of stockholders, the policy will be to increase the stock option grant on a pro-rated basis and to provide a pro-rated cash retainer consistent with the compensation package described above, subject to limitations that may exist under the applicable equity plan.

Item 9.01 Financial Statements and Exhibits

Exhibit            Description

10.1 Time Warner Inc. 1988 Restricted Stock and Restricted Stock Unit Plan for Non-Employee Directors, as amended through January 21, 2005 (the "Directors' Restricted Stock Plan")
10.2 Form of Restricted Shares Agreement (for awards of restricted stock under the Directors' Restricted Stock Plan)
10.3 Form of Restricted Stock Units Agreement (for awards of restricted stock units under the Directors' Restricted Stock
                   Plan)
10.4 Time Warner Inc. 1999 Stock Plan, as amended through January 21, 2005 (the "1999 Stock Plan")
10.5 Form of Non-Qualified Stock Option Agreement, Directors Version 4 (for awards of stock options to non-employee directors under the 1999 Stock Plan)
10.6 Form of Restricted Stock Purchase Agreement (for awards of restricted stock under the 1999 Stock Plan)
10.7 Form of Annex 1 to Restricted Stock Purchase Agreement, Version 3 (for awards of restricted stock under the 1999 Stock Plan)
10.8 Time Warner Inc. 1999 Restricted Stock and Restricted Stock Unit Plan, as amended through January 21, 2005 (the "1999 Restricted Stock Plan")
10.9 Form of Restricted Shares Agreement (for awards of restricted stock under the 1999 Restricted Stock Plan)
10.10 Form of Annex A to the Restricted Shares Agreement, Version 3 (for awards of restricted stock under the 1999 Restricted Stock Plan)
10.11 Form of Restricted Stock Units Agreement, General RSU Agreement, Version 1 (for awards of restricted stock units under the 1999 Stock Plan and the 1999 Restricted Stock Plan)
10.12 Form of Notice of Grant of Stock Options (for awards of stock options under the Time Warner Inc. 2003 Stock Incentive Plan (the "2003 Stock Incentive Plan") and the 1999 Stock Plan)
10.13 Form of Non-Qualified Stock Option Agreement, Share Retention, Version 2 (for awards of stock options under the 2003 Stock Incentive Plan to executive officers of the Company)
10.14 Form of Notice of Grant of Restricted Stock (for awards of restricted stock under the 2003 Stock Incentive Plan)
10.15 Form of Restricted Stock Agreement, Version 2 (for awards of restricted stock under the 2003 Stock Incentive Plan)
10.16 Form of Notice of Grant of Restricted Stock Units (for awards of restricted stock units under the 1999 Stock Plan, the 1999 Restricted Stock Plan and the 2003 Stock Incentive Plan)
10.17 Form of Restricted Stock Units Agreement (for awards of restricted stock units under the 2003 Stock Incentive Plan)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TIME WARNER INC.


                                 By:    /s/  Wayne H. Pace
                                        ------------------------
                                        Name:  Wayne H. Pace
                                        Title: Executive Vice President and
                                               Chief Financial Officer

  Date:  January 27, 2005

                                  EXHIBIT INDEX




Exhibit            Description

10.1 Time Warner Inc. 1988 Restricted Stock and Restricted Stock Unit Plan for Non-Employee Directors, as amended through January 21, 2005 (the "Directors' Restricted Stock Plan")
10.2 Form of Restricted Shares Agreement (for awards of restricted stock under the Directors'Restricted Stock Plan)
10.3 Form of Restricted Stock Units Agreement (for awards of restricted stock units under the Directors' Restricted Stock
                   Plan)
10.4 Time Warner Inc. 1999 Stock Plan, as amended through January 21, 2005 (the "1999 Stock Plan")
10.5 Form of Non-Qualified Stock Option Agreement, Directors Version 4 (for awards of stock options to non-employee directors under the 1999 Stock Plan)
10.6 Form of Restricted Stock Purchase Agreement (for awards of restricted stock under the 1999 Stock Plan)
10.7 Form of Annex 1 to Restricted Stock Purchase Agreement, Version 3 (for awards of restricted stock under the 1999 Stock Plan)
10.8 Time Warner Inc. 1999 Restricted Stock and Restricted Stock Unit Plan, as amended through January 21, 2005 (the "1999 Restricted Stock Plan")
10.9 Form of Restricted Shares Agreement (for awards of restricted stock under the 1999 Restricted Stock Plan)
10.10 Form of Annex A to the Restricted Shares Agreement, Version 3 (for awards of restricted stock under the 1999 Restricted Stock Plan)
10.11 Form of Restricted Stock Units Agreement, General RSU Agreement, Version 1 (for awards of restricted stock units under the 1999 Stock Plan and the 1999 Restricted Stock Plan)
10.12 Form of Notice of Grant of Stock Options (for awards of stock options under the Time Warner Inc.
                   2003 Stock Incentive Plan (the "2003 Stock Incentive Plan") and the 1999 Stock Plan)
10.13 Form of Non-Qualified Stock Option Agreement, Share Retention, Version 2 (for awards of stock options under the 2003 Stock Incentive Plan to executive officers of the Company)
10.14 Form of Notice of Grant of Restricted Stock (for awards of restricted stock under the 2003 Stock Incentive Plan)
10.15 Form of Restricted Stock Agreement, Version 2 (for awards of restricted stock under the 2003 Stock Incentive Plan)
10.16 Form of Notice of Grant of Restricted Stock Units (for awards of restricted stock units under the 1999 Stock Plan, the 1999 Restricted Stock Plan and the 2003 Stock Incentive Plan)
10.17 Form of Restricted Stock Units Agreement (for awards of restricted stock units under the 2003 Stock Incentive Plan)